Investor Presentation May 4, 2022 Acquisition of Drummond Banking Company 20 22

This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Apollo Bancshares, Inc. and Drummond Banking Company, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse impact of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third- party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior (including as a result of economic factors); changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses. The risks relating to the proposed Apollo Bancshares, Inc. and Drummond Banking Company mergers include, without limitation, failure to obtain the approval of shareholders of Apollo Bancshares, Inc. and Apollo Bank and Drummond Banking Company and Drummond Community Bank in connection with the mergers; the timing to consummate the proposed mergers; the risk that a condition to the closing of the proposed mergers may not be satisfied; the risk that regulatory approvals that may be required for the proposed mergers are not obtained or are obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed mergers; the Company’s ability to promptly and effectively integrate the businesses of Apollo Bancshares, Inc., and Drummond Banking Company, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the mergers; the failure to consummate or any delay in consummating the mergers for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; and the difficulties and risks inherent with entering new markets. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov. 2 Cautionary Notice Regarding Forward-Looking Statements ACQUISITION OF DRUMMOND BANKING COMPANY

Important Information For Investors And Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of Drummond and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Drummond. In addition, Seacoast will file with the SEC a registration statement on Form S-4 containing a proxy statement of Apollo Bancshares, Inc. (“Apollo”) and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Apollo. Investors and security holders of Seacoast, Drummond and Apollo are urged to read the entire proxy statements/prospectuses and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statements and the proxy statements/prospectuses (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast. Seacoast, Drummond, Apollo, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on April 12, 2022 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statements/prospectuses and other relevant materials to be filed with the SEC when they become available. 3ACQUISITION OF DRUMMOND BANKING COMPANY

Florida's Economic Growth Continues

90 +YEARS

Attracted by Florida's favorable business climate, lower taxes, warmer weather and easy flights to the Northeast, record numbers of individuals and companies have completed or announced plans to relocate operations to Florida.

14.6%
Between 2010 and 2020, Florida's population grew at twice the rate of overall U.S. population growth

21.7 M
The number of Floridians, making Florida the third most populous state in the nation

#1
Florida was the top state for net in-migration for the ***fifth*** consecutive year

360,000
Florida's population growth in 2020, the equivalent of adding a city the size of Orlando

Sources: US Census data; The Florida Legislature Office of Economic & Demographic Research

South Florida SunSentinel
More Northeast-based Businesses Look To Put Down Roots In South Florida

The Miami Herald
New Business Financing Strategies Emerge As South Florida Becomes "Silicon Valley East"

THE WALL STREET JOURNAL.
Pandemic Turns Florida's West Palm Beach Into Office Boomtown

INSIDER
Businesses Are Flocking to Florida

INSIDER
Tech Jobs, Sun, And No Income Tax: Experts Explain Why Florida Is Poised To Keep Growing Even After The Pandemic

Naples Daily News
Collier County Continues To Grow And Develop. There's No Stopping It.

FIRSTCOAST NEWS ON YOUR SIDE
Jacksonville's Economic Growth Surpasses City's Expectations

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY 4

Acquisition of Drummond Banking Company

Seasoned high quality franchise focused on generating low-cost core deposits and multiple fee income business lines

Strategic Rationale and Transaction Overview

- Drummond Banking Company is a 32 year-old institution that provides Seacoast with a seasoned, consistently profitable franchise with low-cost core deposits driven by deep customer loyalty, a history of strong credit performance through multiple cycles and an entry into markets with manageable downside risk and significant upside earnings potential
- Allows Seacoast to acquire a franchise with 0.06% cost of deposits and ~50% noninterest bearing deposits, providing a price inelastic funding source for future loan growth and higher margin in a rising rate environment
- Drummond has always focused on developing strong depository relationships and this has resulted in creating a valuable core deposit franchise built on depth and longevity:
  - ~42,000 deposit accounts with an average tenure of ~9.25 years
- Offers Seacoast resilient and diversified sources of fee revenue through unique business lines and strategies that can be leveraged across Seacoast's entire customer base:
  - **Nature Coast Insurance:** licensed in several states with 25 – 30 major carriers
    - Revenue of ~$3.9 Million in 2021
  - **Bankers Title of the Nature Coast:** title insurance services
    - Revenue of ~$880 thousand in 2021
  - **Nature Coast Financial Services:** offers complete spectrum of investments products
    - Total AUM of ~$190 million
- Provides an entry point into Gainesville, Ocala, and surrounding markets with meaningful scale and a platform that presents an opportunity to use data analytics to improve performance (Seacoast has history of doing this in legacy markets) and to rationalize expenses

1. Seacoast branch map and branch count include recently closed acquisitions of Sabal Palm Bancorp, Inc., Business Bank of Florida, Corp., and recently announced acquisition of Apollo Bancshares, Inc. 2. Financial data as of March 31, 2022; Seacoast data reflects GAAP data; Apollo data and Drummond Community Bank data reflects bank-level regulatory data as of March 31, 2022; does not include fair value / purchase accounting adjustments

Pro Forma Florida Branch Footprint



Tallahassee
Panama City
Jacksonville
Gainesville
Ocala
Orlando
Titusville
Clearwater
Tampa
Lakeland
St Petersburg
FLORIDA
Sarasota
Port St. Lucie
Port Charlotte
Cape Coral
Lehigh Acres
West Palm Beach
Fort Lauderdale
Hialeah
Miami

Drummond Banking Company (18)
Seacoast Branches (63) [1]

Contribution Analysis [2]

	Seacoast Bank	Apollo	Drummond Community Bank	Pro Forma
Assets ($M)	10,905	1,067	1,025	12,997
Loans ($M)	6,451	705	543	7,698
Deposits ($M)	9,244	947	932	11,122
Equity ($M)	1,356	91	86	1,533

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY 5

6 Drummond Banking Company History ACQUISITION OF DRUMMOND BANKING COMPANY • Much like the history of the Hudson family founding Seacoast in 1926, the Drummond family’s history in Florida banking dates back to the early 1940s. Luther W. Drummond founded Levy County State Bank in 1945. Forty five years later, in 1989, his grandson Luther Drummond founded Drummond Community Bank. Having learned the business from his grandfather, Luther met with a number of local business owners and Senator E.T. Usher, and they decided the community lacked the essential benefits of a locally chartered, locally managed, community bank. For the next 32 years, they focused on building a community bank by serving the needs of local businesses and consumers, driven by building relationships one at a time • In 2013, Drummond Community Bank acquired Perkins State Bank, and expanded into 5 North Florida counties • In 2016, Drummond Community Bank expanded into Gainesville and Ocala • Drummond’s core values and focus on high quality relationships have always been paramount to its success. The Bank has always focused on keeping risk commensurate with return, and navigated the great financial crisis far better than most banks in Florida. Drummond’s net charge offs peaked at 1.31% in the great financial crisis, versus total Florida banks peaking at 2.8% • The Bank has never raised capital from its original founding, generating earnings to support growth throughout its existence • By focusing on building a high quality funding base, Drummond has generated over 42,000 deposit accounts, with an average cost of deposits of six basis points, and weighted average life of 9.25 years

Establishes Ocala and Gainesville Seacoast Presence



Jacksonvi
City
Gainesville
Ocala
Orlando
Titu
Tampa
Lakeland
FLORIDA
Port Charlotte
Lehigh Acres
West Pa
Fort La
Hialeal
75

Establishes SBCF as the number 2 ranked FL HQ bank in Ocala and Gainesville MSAs

Drummond Community Bank (18)
Seacoast Branches (63) [1]

MSA	Population '22-'27 Growth	Median HH Income '22-'27 Growth
Gainesville, FL	3.5%	12.9%
Lake City, FL	3.0%	8.8%
Homosassa Springs, FL	3.3%	14.4%
Ocala, FL	4.3%	17.0%
Wtd Avg of Drummond MSAs	3.5%	12.7%
Florida	4.6%	12.3%
Nationwide	3.2%	12.1%

Community Bank Market Share: Gainesville and Ocala MSAs, FL

2021 Rank	FL HQ Rank	Company Name	Branches	Total Deposits ($000)	Market Share (%)
1		Bank of America Corp.	11	2,687,721	18.97
2		Wells Fargo & Co.	13	2,389,441	16.86
3		Truist Financial Corp.	14	1,945,500	13.73
4		The PNC Financial Services Group Inc.	8	1,438,713	10.15
5		Regions Financial Corp.	13	1,050,090	7.41
6	1	SouthState Corp.	9	864,104	6.10
7		Ameris Bancorp	9	787,357	5.56
8	**2**	**Drummond Banking Co.**	**10**	**531,171**	**3.75**
9	3	Capital City Bank Group Inc.	14	496,481	3.50
10		JPMorgan Chase & Co.	10	344,958	2.43
11		The Toronto-Dominion Bank	2	338,155	2.39
12		Renasant Corp.	4	301,582	2.13
13	4	Villages Bancorp Inc.	3	290,223	2.05
14		Bank OZK	1	188,427	1.33
15	5	First Federal Bancorp MHC	5	188,122	1.33
16	6	Brannen Banks of Florida Inc.	1	93,588	0.66
17		PBD Holdings LLC	2	71,853	0.51
18		Cadence Bank	1	59,274	0.42
19	7	Mainstreet Community Bank of Florida	1	38,465	0.27
20	8	Florida Capital Group Inc.	1	34,159	0.24
		Market Total	*134*	*14,169,062*	*100.00*

1. Seacoast branch map and branch count include recently announced acquisition of Apollo Bancshares, Inc.
Note: Branch and deposit data as of June 30, 2021
Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY 7

0.15 0.15 0.14 0.13 0.11 0.10 0.11 0.11 0.11 0.09 0.09 0.09 0.11 0.22 0.31 0.330.25 0.29 0.50 0.50 0.50 0.55 1.00 1.04 1.25 1.30 1.53 1.80 2.01 2.28 2.50 2.50 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2015 2016 2017 2018 2019 Historical Deposit Beta Drummond Cost of Deposits Fed Funds Rate SBCF Cost of Deposits Average FL Bank Cost of Deposits Low Historical Deposit Beta Coupled with Favorable Deposit Composition 8ACQUISITION OF DRUMMOND BANKING COMPANY Deposit Portfolio Highlights $22,000 Average Deposit Account Balance 9.25 Years Weighted Average Deposit Account Life 0.06% Cost of Deposits 36.9% 51.0% 43.2% 40.8% 7.9% 2.1% 12.1% 6.1% 9/30/15 3/31/22 Deposit Composition Noninterest Bearing Non-Time Interest Bearing CDs < 100K CDs > 100K Source: S&P Capital IQ Pro

Drummond Offers Seacoast Resilient and Diversified Sources of Fee Revenue 9 Bankers Title of the Nature Coast • Bankers Title of the Nature Coast is a title company that provides both commercial and residential title services to the communities it serves. • In 2021, Bankers Title of the Nature Coast posted revenue of ~$880k • Bankers Title of the Nature Coast offers: ‒ Closing and refinancing services to both residential and commercial customers ‒ 1031 tax-deferred exchanges ‒ Owner’s and encumbrance report preparation ‒ Holding of deposits for purchase and sale contracts 1. Revenue calculated as sum of noninterest income, interest income, and realized gain on securities; 2. Seacoast Q1 2022 data includes Apollo Bancshares, Inc. for illustrative purposes; Source: Company documents ACQUISITION OF DRUMMOND BANKING COMPANY Nature Coast Insurance • Nature Coast Insurance is an independent insurance agency providing access to a wide range of insurance products and services with a focus on professionalism and high ethical standards • Nature Coast Insurance offers home & auto, business, agricultural, and life & health insurance and is licensed in several states with 25-30 major carriers • In 2021, Nature Coast Insurance posted fee revenue of $3.9 million, with strong profitability • Great opportunity to expand the insurance subsidiary across the Seacoast Franchise Nature Coast Financial Services • Nature Coast Financial Services and its advisors offer a complete spectrum of investment products through Lincoln Investment, as well as advice and brokerage services for investors, businesses and municipalities, from securities trading and advisory accounts, to term life and group health • In 2021, Nature Coast Financial Services posted revenue of ~$950k with strong profitability • AUM totals ~$190 million • NCFS will be merged into Seacoast’s broker dealer upon closing the transaction Seacoast’s Q1 2022 noninterest income / revenue1 2 would increase from 15.8% to 17.3% as a result of a combination with Drummond Drummond’s diversified businesses present Seacoast with an upside opportunity from offering these products across Seacoast’s customer base Potential revenue synergies from cross selling opportunities are expected, but they have not been modeled

Ocala, FL

Market Highlights

- Ocala is well known for its hundreds of thoroughbred horse farms. Ocala and Marion County are known as the "horse capital of the world." This has attracted high net worth families from around the world with over 400 thoroughbred farms and training centers and is a significant source of employment to the area
- Ocala is also home to the headquarters of Emergency One, a worldwide designer and manufacturer of fire rescue vehicles
- Employment levels for manufacturing are double the statewide average
- Ocala has become a major hub for distribution in Florida, given its access to major roadways and central location

Major Area Employers

E-ONE · Publix · Lockheed Martin

Demographics

Market Name	Ocala MSA, FL
Total Market Deposits (2021):	$41.2M
Total Population (2022):	377,233
Population Growth (2010-2022):	13.87%
Projected Population Growth (2022-2027):	4.34%
Median Household Income (2022):	$54,322
Projected Household Income Growth (2022-2027):	16.99%

Gainesville, FL

Market Highlights

- Gainesville is noteworthy for being the home of the University of Florida, Florida's principal state university and the fourth-largest university in the nation. Gainesville serves as the leading medical research community in Florida
- Gainesville is also home to Santa Fe Community College, one of the largest community colleges in the U.S.
- The city is served by an extensive road system, including Interstate 75, US Route 301, US Route 441 and Florida State Highways 20, 24, and 26
- The major sectors for jobs are education, government, healthcare, retail; professional, scientific and technical services; construction and accommodation and food services. Agriculture is also one of the region's primary industries

Major Area Employers

UF University of Florida · Nationwide · UFHealth University of Florida Health

Demographics

Market Name	Gainesville MSA, FL
Total Market Deposits (2021):	$489.9M
Total Population (2022):	334,334
Population Growth (2010-2022):	9.59%
Projected Population Growth (2022-2027):	3.49%
Median Household Income (2022):	$52,138
Projected Household Income Growth (2022-2027):	12.86%

Source: S&P Capital IQ Pro, CityTownInfo

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY 10

Financially Attractive Transaction With Compelling Pro Forma Financial Impact and Conservative Approach Limiting Downside Risk

- **Financially attractive acquisition:**
  - Modest upfront dilution to TBV per share, earnback of ~1.6 years, and EPS accretion of 8.6% in 2023
  - Growth assumptions modelled conservatively in the mid single digits
- **Conservative transaction assumptions and limited upfront TBV dilution limit risk:**
  - Seacoast conducted thorough loan diligence on Drummond, with conservative CECL modelling using Moody's downside assumptions driving a pre-tax gross credit mark of 2.47% and a total pre-tax mark on the loan book of 4.69% (including the CECL provision)
  - Fixed exchange ratio of 51.9561x provides market protection: Seacoast's "pay-to-trade" ratio[4] is 97% as stated and is 89% when AOCI is removed from both Drummond and Seacoast's tangible book value per shares
  - Attractive earnings multiples: 14.5x P/LTM EPS and 6.2x P/2023E EPS + Cost Savings
  - Seacoast maintains robust pro forma capital ratios following the transaction, and increases ROATA and ROATCE and lowers Efficiency Ratio
- **TBV Dilution at Closing from Interest Rate Marks May be Viewed as "Accounting Driven Earnback"[5]:**
  - Since interest rate marks on securities and deposits are accreted back through the income statement over time, the book dilution from interest rate marks can be viewed as riskless
  - When adjusting the transaction for rate-driven purchase accounting marks including Drummond's AOCI and additional rate marks on securities, loans, and CDs, as well as the forward earnings benefit from the accretion of those marks, it is possible to differentiate between the upfront TBV dilution that is "at risk" and the upfront tangible book value dilution whose earnback is simply the result of timing due to accounting marks

Price, Multiples & Assumptions

Transaction Multiples

Price/LTM EPS	14.5x
P/23E EPS[2] + Cost Savings	6.2x
Price/TBVPS	191%
P/TBVPS Ex. AOCI	164%

Transaction Price

Deal Price/Share[3]	$1,751.96
Aggregate Deal Value	$173.2M

Key Assumptions

Cost Savings	40%[1]
Gross Credit Mark	2.47%
Deal Costs	$23M

Key Financial Results

- ~26.0% Internal Rate of Return
- 8.6% 2023 EPS Accretion
- 8.1% 2024 EPS Accretion
- (2.5%) TBV Share Accr. / (Dilu.) at Close
- ~1.6 Years TBV Earnback

Key Financial Results: Excluding AOCI and Rate Marks[5]

- ~26.5% Internal Rate of Return
- 7.0% 2023 EPS Accretion
- 6.1% 2024 EPS Accretion
- (0.7%) TBV Share Accr. / (Dilu.) at Close
- ~0.6 Years TBV Earnback

1. Cost savings are 96% realized in 2023 and 100% in 2024 and thereafter 2. Modelled 2023 net income for Drummond 3. Based on Seacoast's closing price of $33.72 as of May 3, 2022 4. Defined as deal Price Per Share / TBV Per Share divided by trading Price Per Share / TBV Per Share, based on Seacoast's closing price of $33.72 as of May 3, 2022 5. Assumes removal of all purchase accounting rate marks (AOCI, securities, and certificates of deposit) to illustrate the earnback excluding timing-related accounting adjustments

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY 11

2.2 2.3 3.1 3.5 4.7 5.8 6.7 7.1 8.3 10.3 13.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Pro Forma Total Shareholder Returns P R O V E N T R A C K R E C O R D O F S U C C E S S F U L A N D V A L U E - A D D E D I N T E G R A T I O N S M&A Strategy Delivering Consistent Growth and Long-Term Value Creation 12 A s s e ts ( $ B ) 1 2 Year 3 Year 5 Year SBCF 58.9% 20.5% 44.0% 2 1. Acquisitions of Sabal Palm Bank and Florida Business Bank closed January 3, 2022 2. Pro forma as of March 31, 2022 does not include fair value / purchase accounting adjustments Note: Total shareholder returns data as of May 3, 2022; Source: S&P Capital IQ Pro 1 ACQUISITION OF DRUMMOND BANKING COMPANY

Drummond Banking Company Transaction Summary 13 Transaction Value • $173.2 million fully diluted, $1,751.96 per Drummond Banking Company common share1 Consideration • Drummond Banking Company shareholders will receive 51.9561 x shares of Seacoast common stock • Drummond Banking Company does not have any options outstanding Closing • Expected early fourth quarter 2022 Required Approvals • Regulatory authorities • Drummond Banking Company shareholders Additional Details and Assumptions • Drummond shareholders to own approximately 7.7% of Seacoast following the transaction • Approximately 40% cost savings (96% realized in 2023; 100% realized in 2024 and thereafter) • Estimated core deposit intangibles of 1.75% amortized using straight-line method over 6 years • 2.47% / $13.3 million gross pre-tax credit mark on the loan portfolio • Mark-down on AFS securities portfolio of $27.9 million (which is inclusive of AOCI on Drummond’s balance sheet at March 31, 2022) • Insurance Customer list intangible of $4.0 million, amortized over 10 years • Financial Services Customer list intangible of $1.4 million, amortized over 10 years • Other rate and fair value marks of a combined net ~$5.0 million of pre-tax purchase accounting marks representing a positive impact on equity at closing ACQUISITION OF DRUMMOND BANKING COMPANY 1. Based on Seacoast closing price of $33.72 on May 3, 2022 Source: S&P Capital IQ Pro

14 Institution Overview MRQ Bank Level Summary Financial Metrics ($000) Loan and Deposit Composition Retail Footprint Drummond Banking Company (18) 1-4 Family 18.5% Multifamily 0.8% Non-Owner Occupied CRE 10.9% Owner Occupied CRE 14.5%C&D 17.4% C&I 10.8% Consumer 19.5% Other 7.6% Noninterest Bearing 51.0% Non-time Interest Bearing Deposits 40.8% CDs > $100k 6.1% CDs < $100k 2.1% Note: Financial data as of 3/31/22; charts may not sum to 100% due to rounding Source: S&P Capital IQ Pro, Drummond internal documents Yield on Loans: 5.64% Cost of Deposits: 0.06% NPAs / Assets: 0.21% Loan to Deposit Ratio: 58.25% Net Interest Margin: 3.89% Total Assets: $1,025,016 Gross Loans: $542,718 Total Deposits: $931,776 Tangible Common Equity: $84,692 TCE / TA: 8.27% ACQUISITION OF DRUMMOND BANKING COMPANY

15 Transaction Summary: Drummond Banking Company • Provides a seasoned, consistently profitable franchise with low-cost core deposits, a history of strong credit performance and an entry into new stable markets with manageable downside risk • Franchise with less than 0.10% cost of deposits and ~50% noninterest bearing deposits, which would provide a valuable funding source for future loan growth and increased value in a rising rate environment • Resilient and diversified sources of fee revenue through unique business lines and strategies that can be leveraged across Seacoast’s entire customer base • Improves Seacoast’s projected profitability and returns with 8.6% EPS accretion in 2023 • Modest upfront dilution to tangible book value per share, earned back in approximately 1.6 years (crossover method, inclusive of the impact of CECL and securities valuation) • Leverages Seacoast’s proven integration capabilities ACQUISITION OF DRUMMOND BANKING COMPANY

Appendix 16ACQUISITION OF DRUMMOND BANKING COMPANY

Gross Credit and CECL Loan Marks • 2.47% / $13.3 million gross pre-tax credit mark on the loan portfolio ‒ $1.3 million pre-tax, or 4.30% mark on PCD loans (0.25% of total gross loans), recorded as ALLL ‒ $12.0 million pre-tax, or 2.36% mark on non-PCD loans (2.22% of total gross loans), recorded as a contra-loan discount; assumed to be accreted through income over 4.0 years • No interest rate mark assumed on the loan portfolio • $12.0 million pre-tax, or 2.42% recorded in provision expense through the income statement, established on Day One on Drummond’s non-PCD loans (in addition to the non-PCD credit mark above) • 4.69% / $25.3 million total pre-tax mark to Drummond’s loan book; includes 2.36% credit discount mark relating to the non-PCD loans, and 2.47% CECL-related ALLL ‒ $12.0 million of the mark is accreted back through income (mark equal to 2.22% of total gross loans) ‒ $13.3 million of the mark is not accreted back through income (mark equal to 2.47% of total gross loans); recorded as ALLL 17 Loan Portfolio Mark and CECL Assumptions ACQUISITION OF DRUMMOND BANKING COMPANY

Steady Loan & Deposit Mix Maintained Post Consolidation

90 +YEARS

Loan Composition

Seacoast Bank | APOLLO BANK



$7.2B[1]
Loans
Consumer 2.6%
Other 0.5%
1-4 Family 24.3%
Multifamily 3.3%
Non-Owner Occupied CRE 29.1%
Owner Occupied CRE 19.0%
C&D 4.6%
C&I 16.6%

1Q'22 Yield: 4.31%

DRUMMOND COMMUNITY BANK



$543M
Loans
Other 7.6%
1-4 Family 18.5%
Multifamily 0.8%
Non-Owner Occupied CRE 10.9%
Owner Occupied CRE 14.5%
C&D 17.4%
C&I 10.8%
Consumer 19.5%

1Q'22 Yield: 5.64%

Pro Forma



$7.7B[1]
Loans
Consumer 3.8%
Other 1.0%
1-4 Family 23.9%
Multifamily 3.1%
Non-Owner Occupied CRE 27.8%
Owner Occupied CRE 18.7%
C&D 5.5%
C&I 16.2%

1Q'22 Yield: 4.41%

Deposit Composition



$10.2B[1]
Deposits
CDs > $100k 3.9%
CDs < $100k 2.0%
Noninterest Bearing 38.5%
Non-time Interest Bearing Deposits 55.6%

1Q'22 Cost: 0.06%



$932M
Deposits
Non-time Interest Bearing Deposits 40.8%
CDs > $100k 6.1%
CDs < $100k 2.1%
Noninterest Bearing 51.0%

1Q'22 Cost: 0.06%



$11.1B[1]
Deposits
Non-time Interest Bearing Deposits 54.3%
CDs > $100k 4.1%
CDs < $100k 2.0%
Noninterest Bearing 39.6%

1Q'22 Cost: 0.06%

1. Does not include fair value / purchase accounting adjustments

Note: Data reflects call report data and internal documents as of March 31, 2022 for Apollo Bank and Drummond Community Bank, respectively. Data reflects GAAP data as of March 31, 2022 for Seacoast; charts may not sum to 100% due to rounding

Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF DRUMMOND BANKING COMPANY

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